Fees Summary	Jan. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 41,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	5,662.10
Total Offset Amount	0.00
Net Fee	$ 5,662.10